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TMNG GLOBAL REPORTS 2011 FIRST QUARTER RESULTS

Overland Park, KS – May 12, 2011 – TMNG Global (Nasdaq: TMNG), a premier provider of professional services to the global leaders in the communications, digital media, and technology industries, reported financial results for its 2011 first quarter ended April 2, 2011.

“TMNG Global’s performance in the first quarter showed sequential revenue growth from our carrier and cable customers, led by our consulting business and increased engagement activity centered around our Ascertain business assurance software suite.  Year-over-year performance comparisons were disappointing but reflect several key factors, including the conclusion of several significant engagements last year in our strategy consulting unit and our European operations, both of which have higher fixed cost structures,” said Richard Nespola, TMNG Global Chairman and CEO.  “Despite the choppiness of the results on a comparison basis, we believe we’re positioning the business for a return to sustained growth by migrating our model to a better mix of consulting and software solutions, and by directing our efforts to high-value opportunities in mobility and cloud computing.  We added ten new clients in the first quarter, and we’re seeing a strong pipeline of opportunities for Ascertain-based solutions, including in the cable industry and with our SmartXchangeSM mobile handset recapture offering.”

Financial Results for the Thirteen Weeks Ended April 2, 2011
Revenues in the first quarter of 2011 were $16.9 million, compared to $17.5 million in the 2010 first quarter and $16.4 million in the 2010 fourth quarter.  Revenue comparisons reflect lower revenue contributions from our international management consulting practice and our strategic consulting practices in the first quarter compared with a year ago, partially offset by increased activity within our domestic management consulting practice. During the quarter, TMNG’s gross margin was 37.3%, compared with 37.8% in the first quarter of 2010 and 36.1% in the fourth quarter of 2010.  Margin comparisons reflect business mix in the quarter and seasonal payroll-related expenses.

TMNG Global reported a net loss of ($1.2) million on a GAAP basis, or ($0.17) per diluted share for the first quarter of 2011, compared with a net loss of ($0.8) million, or ($0.11) per diluted share, for the first quarter of 2010. After adjusting for the after tax impact of depreciation and amortization expense, share-based compensation expense and net realized gains on auction rate securities in the first quarter of 2010, the non-GAAP adjusted net loss was $(0.7) million or $(0.10) per diluted share during the first quarter of 2011 compared to non-GAAP adjusted net income of $0.1 million, or $0.01 per diluted share for the first quarter of fiscal 2010. The year-over-year declines reflect lower utilization of our strategy consulting and international practices which carry a higher fixed cost structure.

In addition to reporting net loss and net loss per share on a GAAP basis, this press release contains certain non-GAAP adjustments which are described in the schedule entitled “Reconciliation of GAAP Net Loss to Non-GAAP Adjusted Net Income (Loss)” that accompanies this press release.  In making these non-GAAP adjustments, the Company took into account certain non-cash expenses and benefits, including tax effects as applicable, and the impact of certain items that are generally not expected to be on-going in nature or that are unrelated to the Company’s core operations.  Management believes the exclusion of these items provides a useful basis for evaluating underlying business performance, but should not be considered in isolation and is not in accordance with, or a substitute for, evaluating Company performance utilizing GAAP financial information.  The Company believes that providing such adjusted results allows investors and other users of the Company’s financial statements to better understand TMNG Global’s comparative operating performance for the periods presented.

TMNG Global’s management uses the non-GAAP financial measure in its own evaluation of the Company’s performance, particularly when comparing performance to the prior year’s period and on a sequential basis.  TMNG Global’s non-GAAP measure may differ from similar measures used by other companies, even if similar terms are used to identify such measures.  Although TMNG Global’s management believes the non-GAAP financial measure is useful in evaluating the performance of its business, TMNG Global acknowledges that items excluded from such measure have a material impact on the Company’s net loss and net loss per share calculated in accordance with GAAP.  Therefore, management uses non-GAAP measures in conjunction with GAAP results.  Investors and other users of our financial information should also consider the above factors when evaluating TMNG Global’s results.

Conference Call
The Company will host a conference call at 5:00 p.m. ET today to discuss 2011 first quarter results. Investors can access the conference call via a live webcast on the Company’s website, www.tmng.com, or by dialing 800-860-2442 in the United States or 412-858-4600 from international locations and referencing the TMNG Global call. A replay of the conference call will be archived on the Company’s website for 90 days. Additionally, a replay of the call will be available by dialing 877-344-7529, passcode 450257, through May 20, 2011.

About TMNG Global

TMNG Global (NASDAQ: TMNG) is a premier provider of professional services to the global leaders in the communications, digital media, and technology industries.  TMNG Global and its divisions, CSMG and Cartesian, and a team of more than 600 experts, provide strategy, operations and technology consulting services and technical solutions to more than 1200 communications clients worldwide. The company is headquartered in Overland Park, Kansas, with offices in Boston, London, New Jersey, and Washington, D.C. For more information about the company and its services, visit www.tmng.com.

Cautionary Statement Regarding Forward Looking Information

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  In particular, any statements that do not relate to historical or current facts constitute forward-looking statements, including any statements contained herein regarding expectations with respect to the Company’s future business, financial condition and results of operations. Forward-looking statements are subject to known and unknown risks, uncertainties, and contingencies, many of which are beyond the Company’s control, which may cause actual results, performance, or achievements to differ materially from those projected or implied in such forward-looking statements. Factors that might affect actual results, performance, or achievements include, among other things, conditions in the telecommunications industry, overall economic and business conditions (including the current economic slowdown), the demand for the Company’s services (including the slowing of client decisions on proposals and project opportunities along with scope reduction of existing projects), the level of cash and non-cash expenditures incurred by the Company, technological advances and competitive factors in the markets in which the Company competes, and the factors described in this press release and in The Management Network Group’s filings with the Securities and Exchange Commission, including the risks described in its periodic reports filed with the SEC, including, but not limited to, “Cautionary Statement Regarding Forward Looking Information” under Part I of its Annual Report on Form 10-K for the fiscal year ended January 1, 2011 and subsequent periodic reports containing updated disclosures of such risks. These filings are available at the SEC’s web site at www.sec.gov. TMNG Global does not intend to update these forward-looking statements and undertakes no duty to any person to provide any such update under any circumstances.

(Please see attached financial tables)

THE MANAGEMENT NETWORK GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(unaudited)

	Thirteen Weeks Ended	Thirteen Weeks Ended
	April 2,	April 3,
	2011	2010

Revenues	$16,923	$17,459

Cost of services	10,614	10,857

Gross Profit	6,309	6,602

Operating Expenses:
Selling, general and administrative	7,281	7,068
Intangible asset amortization	212	363
Total operating expenses	7,493	7,431
Loss from operations	(1,184)	(829)
Other income, net	31	83
Loss before income tax provision	(1,153)	(746)
Income tax provision	(30)	(7)
Net loss	$(1,183)	$(753)

Loss per common share:
Basic and diluted	$(0.17)	$(0.11)

Weighted average shares used in calculation of net loss per basic and diluted common share	7,073	7,027

THE MANAGEMENT NETWORK GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	April 2,	January 1,
	2011	2011
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$5,477	$6,786
Short-term investments
Accounts receivable, net	18,999	16,531
Prepaid and other current assets	1,644	1,173
Total current assets	26,120	24,490

NONCURRENT ASSETS:
Property and equipment, net	2,108	1,983
Goodwill and intangible assets, net	8,436	8,489
Noncurrent investments	5,938	5,926
Other noncurrent assets	202	207
Total Assets	$42,804	$41,095

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Trade accounts payable	$1,392	$995
Current borrowings	2,625
Accrued payroll, bonuses and related expenses	4,747	5,087
Deferred revenue	668	860
Other accrued liabilities	1,401	1,453
Total current liabilities	10,833	8,395

NONCURRENT LIABILITIES:
Deferred income tax liabilities	276	246
Unfavorable and other contractual obligations	439	450
Other liabilities	254	287
Total noncurrent liabilities	969	983

Total stockholders’ equity	31,002	31,717
Total Liabilities and Stockholders’ Equity	$42,804	$41,095

THE MANAGEMENT NETWORK GROUP, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED NET (LOSS) INCOME
(unaudited)
(in thousands, except per share data)

	Thirteen Weeks Ended	Thirteen Weeks Ended
	April 2,	April 3,
	2011	2010

Reconciliation of GAAP net loss to non-GAAP adjusted net (loss) income:
GAAP net loss	$(1,183)	$(753)

Realized gain on auction rate securities	-	(26)
Depreciation and amortization	420	705
Non-cash share based compensation expense	40	113
Tax effect of applicable non-GAAP adjustments	30	34
Adjustments to GAAP net loss	490	826

Non-GAAP adjusted net income	$(693)	$73

Reconciliation of GAAP net loss per diluted common share to non-GAAP adjusted net (loss) income per diluted common share:
GAAP net loss per diluted common share	$(0.17)	$(0.11)

Realized gain on auction rate securities	-	0.00
Depreciation and amortization	0.06	0.10
Non-cash share based compensation expense	0.01	0.02
Tax effect of applicable non-GAAP adjustments	0.00	0.00
Adjustments to GAAP net loss per diluted common share	0.07	0.12

Non-GAAP adjusted net (loss) income per diluted common share	$(0.10)	$0.01

Weighted average shares used in calculation of diluted net loss per common share	7,073	7,027

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